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                                                                    EXHIBIT 99.2

                    FISCAL YEAR 2003 RESULTS CONFERENCE CALL
                                FEBRUARY 26, 2004

NEIL SHOOP:

THANK YOU NATE:

A. GOOD MORNING FROM DALLAS, TEXAS AND WELCOME TO THE TRINITY INDUSTRIES' FISCAL YEAR 2003 RESULTS CONFERENCE CALL. I'M NEIL SHOOP, TREASURER FOR TRINITY. THANK YOU FOR BEING WITH US TODAY.

         1.       WITH ME TODAY ARE:

                  A.       TIM WALLACE, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE
                           OFFICER

                  B.       JOHN ADAMS, EXECUTIVE VICE PRESIDENT

                  C.       JIM IVY, SR. VICE PRESIDENT AND CHIEF FINANCIAL
                           OFFICER, AND

                  D.       CHAS MICHEL, VICE PRESIDENT, CONTROLLER

         2. A REPLAY OF THIS CONFERENCE CALL WILL BE AVAILABLE STARTING ONE HOUR AFTER THE CONFERENCE CALL ENDS TODAY THROUGH MIDNIGHT ON THURSDAY, MARCH, 18TH.

         3.       THE REPLAY NUMBER IS (402) 220-0116.

B. I WOULD ALSO LIKE TO WELCOME OUR AUDIO WEBCAST LISTENERS TODAY. REPLAY OF THIS BROADCAST WILL ALSO BE AVAILABLE ON OUR WEBSITE LOCATED AT www.trin.net.

         1. IN A MOMENT, JOHN ADAMS, TIM WALLACE AND JIM IVY WILL HAVE SOME BRIEF COMMENTS. FOLLOWING THAT, WE'LL MOVE TO THE Q&A SESSION.

C.       BEFORE WE GET STARTED, LET ME REMIND YOU THAT:
                  "TODAY'S CONFERENCE CALL CONTAINS FORWARD LOOKING STATEMENTS AS DEFINED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INCLUDES STATEMENTS AS TO EXPECTATIONS, INTENTIONS AND PREDICTIONS OF FUTURE FINANCIAL PERFORMANCE. STATEMENTS THAT ARE



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                  NOT HISTORICAL FACTS ARE FORWARD LOOKING. PARTICIPANTS ARE
                  DIRECTED TO TRINITY'S FORM 10-K AND OTHER SEC FILINGS FOR A DESCRIPTION OF CERTAIN OF THE BUSINESS ISSUES AND RISKS, A CHANGE IN ANY OF WHICH COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD LOOKING STATEMENTS.

D.       NOW, HERE'S JOHN ADAMS.  JOHN ...

JOHN
TIM
JIM

E.       THANKS, JIM.  NOW OUR OPERATOR WILL PREPARE US FOR THE Q & A SESSION.
         NATE.

Q & A SESSION

         THANKS, NATE.

1.       THIS CONCLUDES TODAY'S CONFERENCE CALL.

2. REMEMBER, A REPLAY OF THIS CALL WILL BE AVAILABLE STARTING ONE HOUR AFTER THIS CALL ENDS TODAY THROUGH MIDNIGHT, THURSDAY, MARCH 18TH.

3.       THE ACCESS NUMBER IS (402) 220-0116.

4. ALSO, THIS REPLAY WILL BE AVAILABLE ON OUR WEBSITE LOCATED AT www.trin.net.

5.       WE LOOK FORWARD TO VISITING WITH YOU AGAIN ON OUR NEXT CONFERENCE CALL.

6.       THANK YOU FOR JOINING US THIS MORNING.